AMENDMENT NO. 4
                               TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "Amendment"), dated and effective as of the 1st day of December, 2003, is made by and among:

     COVENANT ASSET MANAGEMENT, INC., a Nevada corporation (the "Borrower");

     COVENANT TRANSPORT, INC., a Nevada corporation and the owner of 100% of the issued and outstanding common stock of the Borrower (the "Parent");

     BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("Bank of America"), and each other financial institution which is a party to the Credit Agreement (as defined below) and has executed and delivered a signature page hereto (hereinafter such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"); and

     BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Parent, the Lenders and the Agent are parties to that certain Credit Agreement dated as of December 13, 2000 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of August 28, 2001 ("Amendment No.1"), by that certain Amendment No. 2 to Credit Agreement dated as of February 26, 2003 ("Amendment No. 2"), and by that certain Amendment No. 3 to Credit Agreement dated as of June 11, 2003, and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement"), pursuant to which the Lenders agreed to make available to the Borrower a revolving credit facility including (i) a letter of credit subfacility for the issuance of standby and commercial letters of credit and (ii) a swing line subfacility; and

     WHEREAS, the Agent desires to clarify the Agent's address in Section 13.2 of the Credit Agreement and in certain exhibits; and

     WHEREAS, the Borrower and Parent have requested that the Credit Agreement be amended in the manner set forth herein in order to (i) increase the maximum amount available under the letter of credit subfacility from $50,000,000 to $70,000,000; and, subject to the terms and conditions of Section 13.6 of the Credit Agreement and those set forth below, the Agent and the Lenders are willing to agree to the requested amendment;



     NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants  and  the
fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

     1. Definitions. All capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

     2. Amendment to the Credit Agreement.

        (a)   The  first  "Whereas"  clause  on the  first  page  of the  Credit
     Agreement is hereby amended and restated in its entirety to read as follows:

               "WHEREAS, the Borrower has requested that the Lenders make available to the Borrower a revolving credit facility of up to $100,000,000, the proceeds of which are to be used as provided in
          Section 2.2 hereof and which shall include a letter of credit facility of up to $70,000,000 for the issuance of standby and commercial letters of credit and a swing line facility of up to $5,000,000; and"

        (b) The following definition in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "'Total Letter of Credit Commitment' means an amount not to exceed $70,000,000."

        (c) Section 13.2 (b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "if to the Agent:

               Bank of America, N.A., as Agent
               Agency Management
               Mailcode IL1-231-08-30
               231 S. LaSalle Street
               Chicago, IL 60697
               Telephone: (312) 828-3935
               Telefacsimile: (877) 206-8427


               with a copy to:

               Bank of America, N.A.
               Mailcode: TN5-907-08-01
               550 W. Main Street, Suite 800
               Knoxville, Tennessee 37902
               Attention: John M. Hall
               Telephone: (865) 541-6102
               Telefacsimile: (865) 546-2865

        (d) EXHIBIT H of the Credit Agreement is hereby deleted in its entirety and replaced with EXHIBIT H attached hereto as EXHIBIT 1 for the purpose of revising the address of the Agent.

        (e) EXHIBIT K of the Credit Agreement is hereby deleted in its entirety and replaced with EXHIBIT K attached hereto as EXHIBIT 2 for the purpose of revising the address of the Agent.

     3. Conditions to Effectiveness. As a condition to the effectiveness of this Amendment the Borrower shall cause the following to be delivered to the Agent:

        (a) Ten (10) original counterparts of this Amendment executed by the Borrower, the Parent, the Guarantors and each Required Lender;

     4. Guarantors. Each of the Guarantors has joined in the execution of this Amendment for the purpose of consenting to the amendment and to the waiver and consent contained herein, and reaffirming its guaranty of the Obligations pursuant to the terms of the Parent Guaranty Agreement and the Subsidiary Guaranty Agreement.

     5. Representations and Warranties. The Borrower and Parent hereby certify that:

        (a)   The  representations and warranties made by Borrower and Parent in
     Article VIII of the Credit Agreement are true on and as of the date hereof except that (i) the financial statements referred to in Section 8.6 shall be those most recently furnished to the Agent pursuant to Section 9.1, and
     (ii) the proviso at the end of Section 8.1(b) is no longer applicable, as CTI is now qualified to transact business in the State of Ohio;

        (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower, the Parent, or their Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Parent and its Subsidiaries received by the Agent and each Lender under
     Section 9.1 thereof; and

        (c) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower or the Parent under the Credit Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

     6. Entire Agreement. This Amendment, together with the Credit Agreement, and other Loan Documents, sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Credit Agreement, and other Loan Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 13.6 of the Credit Agreement.

     7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, and as previously amended, modified and supplemented by

Amendment No.1, by Amendment No. 2, and by Amendment No. 3, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     9. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of Tennessee.

     10. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     11. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended by this Amendment, Amendment No.1, Amendment No.2, and Amendment No.3.

     12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Parent, the Lenders, the Agent and their respective successors, assigns and legal representatives; provided, however, that neither the Borrower nor the Parent, without the prior consent of the Lenders, may assign any rights, powers, duties or obligations hereunder.

     13. Expenses. Borrower agrees to pay to the Agent all reasonable out-of-pocket expenses (including reasonable legal fees and expenses of special counsel to the Agent) incurred or arising in connection with the negotiation and preparation of this Amendment.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                       BORROWER:

                                       COVENANT ASSET MANAGEMENT, INC.

                                       By:    /s/ Joey B. Hogan
                                          ------------------------------
                                       Name:  Joey B. Hogan
                                       Title: EVP/CFO



                                       PARENT:

                                       COVENANT TRANSPORT, INC., a Nevada
                                       corporation

                                       By:    /s/ Joey B. Hogan
                                          ------------------------------
                                       Name:  Joey B. Hogan
                                       Title: EVP/CFO


                                       GUARANTORS:

                                       COVENANT TRANSPORT, INC., a Nevada
                                       corporation
                                       HAROLD IVES TRUCKING CO.
                                       COVENANT.COM, INC.
                                       CIP, INC.
                                       SOUTHERN REFRIGERATED TRANSPORT, INC.
                                       TONY SMITH TRUCKING, INC.
                                       COVENANT TRANSPORT, INC., a Tennessee
                                       corporation

                                       By:    /s/ Joey B. Hogan
                                          ------------------------------
                                       Name:  Joey B. Hogan
                                       Title: EVP/CFO



                       AMENDMENT NO. 4 TO CREDIT AGREEMENT
                              Signature Page 1 of 2

                                       AGENT:

                                       BANK OF AMERICA, N.A.

                                       By:   /s/ Laura B. Schmuck
                                          ------------------------------
                                       Name:  Laura B. Schmuck
                                       Title: Agency Officer
                                              Assistant Vice President


                                       LENDERS:

                                       BANK OF AMERICA, N.A.

                                       By:   /s/ John M. Hall
                                          ------------------------------
                                       Name:  John M. Hall
                                       Title: Senior Vice President


                                       FLEET NATIONAL BANK

                                       By:   /s/ Robert L. Wallace, Jr.
                                          ------------------------------
                                       Name:  Robert L. Wallace, Jr.
                                       Title: Managing Director


                                       SUNTRUST BANK

                                       By:   /s/ William H. Crawford
                                          ------------------------------
                                       Name:  William H. Crawford
                                       Title: Director


                                       BRANCH BANKING AND TRUST COMPANY

                                       By:   /s/ R. Andrew Beam
                                          ------------------------------
                                       Name:  R. Andrew Beam
                                       Title: Senior Vice President



                       AMENDMENT NO. 4 TO CREDIT AGREEMENT
                              Signature Page 2 of 2

                                    EXHIBIT 1

                                    EXHIBIT H

                         Form of Compliance Certificate

Bank of America, N.A., as Agent
Agency Management
Mailcode IL1-231-08-30
231 S. LaSalle Street
Chicago, IL  60697
Telephone:  (312) 828-3935
Telefacsimile:  (877) 206-8427

Bank of America, N.A.
Mailcode:  TN5-907-08-01
550 W. Main Street, Suite 800
Knoxville, Tennessee  37902
Attention: John M. Hall
Telephone:  (865) 541-6102
Telefacsimile:  (865) 546-2865

     Reference is hereby made to the Credit Agreement dated as of December 13, 2000 (the "Agreement") among Covenant Asset Management, Inc., a Nevada corporation (the "Borrower"), Covenant Transport, Inc., a Nevada corporation, the Lenders (as defined in the Agreement) and Bank of America, N.A., as Agent for the Lenders ("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of __________ (the "Determination Date") as follows:

1.   Calculations:

a.   Consolidated Tangible Net Worth (Section 10.01(a))

     Consolidated Tangible Net Worth (as of the Determination Date):             $________________

     Required  Tangible Net Worth shall not be less than $136,223,081 at any time during the Fiscal
     Quarter which contains the Closing Date.

     Thereafter,  for each Fiscal Quarter, at no time shall Consolidated Tangible Net Worth be less than the sum of:

     (a)   Minimum Consolidated Net Worth                                        $________________
           Required for previous Fiscal Quarter

     (b)   50% of Consolidated Net Income                                        $________________
           for Fiscal Quarter

     (c)   100% of the net proceeds of                                           $________________

                                     Exhibit 1-1

           any equity issuance during
           Fiscal Quarter

     (d)   Total: sum of (a) plus (b) plus (c)                                   $________________


b.   Consolidated Leverage Ratio (Section 10.01(b))

     The ratio of  Consolidated  Total Adjusted  Indebtedness  (determined as at such date) to (ii)
     Consolidated EBITDAR shall not exceed 3.00 to 1.00, calculated at the end of each Four Quarter
     Period.

     (a)   Consolidated Total Adjusted Indebtedness                              $________________
           With respect to the Parent and its Subsidiaries,
                i.    Obligations under Capital Leases             $__________
                ii.   Amounts outstanding under Permitted
                      Receivables Securitizations                  $__________
                iii.  Synthetic Lease Obligations                  $__________
                iv.   Amounts outstanding under Senior
                      Notes                                        $__________
                v.    Subordinated Indebtedness                    $__________
                vi.   Letter of Credit Outstandings                $__________
                vii.  Revolving Credit Outstandings                $__________
                viii. Swing Line Outstandings                      $__________
                ix.   Other Indebtedness for Money
                      Borrowed (without double-counting
                      Outstandings)                                $__________
                x.    Present value of Consolidated
                      Lease Payments (see attached
                      computations)                                $__________
                xi.   Contingent Obligations (Guaranties)          $__________

                TOTAL: [i + ii + iii + iv + v + vi +
                               vii + viii + ix + x + xi] =         $__________


     (b)   Consolidated EBITDAR                                                  $________________
                i.    Consolidated Net Income                      $__________
                ii.   Consolidated Interest Expense                $__________
                iii.  Taxes on income                              $__________
                iv.   Depreciation                                 $__________
                v.    Amortization                                 $__________
                vi.   Consolidated Lease Payments                  $__________

                TOTAL: [i + ii + iii + iv + v + vi] =     $__________

     (c)   Actual Ratio of (a) to (b)                                            $________________

                           Maximum Ratio:            3.00 to 1.00

                                            Exhibit 1-2

c.   Consolidated Fixed Charge Coverage Ratio (Section 10.01(c))

     The ratio of (i)  Consolidated  EBITDAR for such period less  (without  duplication)  taxes on income paid in cash during such period, to (ii) the sum of Consolidated Fixed Charges for such period plus  twenty-five  percent  (25%) of Revolving  Credit  Outstandings  as of the date of computation shall not be less than 1.20 to 1.00, calculated at the end of each Fiscal Quarter.

     (a)   Consolidated EBITDAR (from (b) above)                                 $________________
     (b)   Taxes on income paid in cash                                          $________________
     (c)   (a) minus (b)                                                         $________________

     (d)   Consolidated Fixed Charges                                            $________________
                i.    Consolidated Interest Expense                              $________________
                ii.   Current maturities of
                      Consolidated Indebtedness                                  $________________
                iii.  Consolidated Lease Payments                                $________________

                      TOTAL: [i + ii +iii] =                                     $________________

     (e)   25% times Revolving Credit Outstandings                               $________________
     (f)   (d) plus (e)                                                          $________________
     (g)   Actual Ratio of (c) to (f)                                            $________________

                                    Minimum Ratio:            1.20 to 1.00

d.   Restricted Payments (Section 10.8)

     The sum of the aggregate  amount of Permitted Share  Repurchases  plus the aggregate amount of cash  dividends  declared  by the board of  directors  of the Parent  and paid  thereby to its stockholders from the Closing Date until the Stated  Termination Date shall not exceed the sum of  $24,000,000  plus 50% of  Consolidated  Net  Income  for each  Fiscal  Quarter  commencing
     September 30, 2000 (as reduced by 100% of the amount of any negative  Consolidated  Net Income during any such period).

     (a)   Permitted Share Repurchases                                           $________________
           (aggregate amount since Closing Date)
     (b)   Permitted cash dividends by Parent                                    $________________
           (aggregate amount since Closing Date)

     (c)   Sum of (a) plus (b)                                                   $________________

     (d)   $24,000,000                                                           $24,000,000

                                            Exhibit 1-3

     (e)   50% of the total aggregate amount of                                  $________________
           Consolidated Net Income for each
           Fiscal Quarter ending on or after
           September 30, 2000

     (f)   100% of the total aggregate amount of                                 $________________
           negative Consolidated Net Income for
           each Fiscal Quarter ending on or after
           September 30, 2000 (expressed as a positive
           number)

     (g)   Sum of (d) plus (e), less (f)                                         $________________

             Amount in (c) shall not exceed, at any time, the amount in (g).

2.   No Default

          A. Since __________ (the date of the last similar certification), (a) the Borrower has not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and
     (b) no Default or Event of Default specified in Article XI of the Agreement has occurred and is continuing.

          B. If a Default or Event of Default has occurred since __________ (the date of the last similar certification), the Borrower proposes to take the following action with respect to such Default or Event of Default:
     _____________________________________________________. (Note, if no Default
     or Event of Default has occurred, insert "Not Applicable").

     The Determination Date is the date of the last required financial statements submitted to the Lenders in accordance with Section 9.1 of the Agreement.

IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, ____.


                              By: _______________________________________
                                     Authorized Representative

                              Name: ______________________________________

                              Title:______________________________________







                                  Exhibit 1-4

                                    EXHIBIT 2

                                    EXHIBIT K

                       Form of Borrowing Base Certificate


Bank of America, N.A., as Agent
Agency Management
Mailcode IL1-231-08-30
231 S. LaSalle Street
Chicago, IL  60697
Telephone:  (312) 828-3935
Telefacsimile:  (877) 206-8427

Bank of America, N.A.
Mailcode:  TN5-907-08-01
550 W. Main Street, Suite 800
Knoxville, Tennessee  37902
Attention: John M. Hall
Telephone:  (865) 541-6102
Telefacsimile:  (865) 546-2865


     Reference is hereby made to the Credit Agreement dated as of December 13, 2000, (as from time to time amended, restated, modified, or supplemented the "Agreement") among Covenant Asset Management, Inc., a Nevada corporation ("Borrower"), Covenant Transport, Inc., a Nevada corporation, the Lenders (as defined in the Agreement) and Bank of America, N.A., as Agent for the Lenders ("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, duly authorized and acting Authorized Representatives of the Borrower and the Parent, hereby certifies to you as of _____________, 20___ (the "Determination Date") as follows:

Availability under Revolving Credit Facility

I.   Eligible Revenue Equipment

                                                                                    Borrowing
Revenue Equipment:                                   Gross    Eligible  Advance %  Base Amount
Southern Refrigerated Transport, Inc.               _______   ________  ________   ___________
Covenant Transport, Inc.                            _______   ________  ________   ___________

Total:                                              _______   ________  ________   ___________(I)

II.  Aggregate Senior Note Outstandings:                                           ___________(II)


                                  Exhibit 2-1

TOTAL BORROWING BASE (I-II):           ______________________________*
                                       *Not to exceed Total Revolving
                                               Credit Commitment.


III.

1.   Total Borrowing Base:                         $____________________
2.   Revolving Credit Outstandings:                $____________________
3.   Letter of Credit Outstandings:                $____________________
4.   Swing Line Outstandings:                      $____________________
5.   Total Outstandings [2+3+4]:                   $____________________
6.   Availability [1-5]:                           $____________________*

* If negative, immediate prepayment of the amount of such deficit is required.



IN  WITNESS  WHEREOF,   we  have  executed  this  Certificate  this  __  day  of
_____________, 20___.

                             COVENANT ASSET MANAGEMENT, INC.

                             By:________________________________

                             Name: _____________________________

                             Title:_____________________________


                             COVENANT TRANSPORT, INC.

                             By: _______________________________

                             Name: _____________________________

                             Title:_____________________________










                                  Exhibit 2-2